UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2007

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-29359                   22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      Agreement with Verizon:

      As previously announced, Acquisition 1 Corp., a newly formed, wholly owned subsidiary of GoAmerica, Inc. (the "Company" or "GoAmerica"), executed an asset purchase agreement, dated as of August 1, 2007 (the "Asset Purchase Agreement"), with MCI Communications Services, Inc. ("Verizon"), pursuant to which Acquisition 1 Corp. will purchase certain of the assets used by Verizon in providing state relay services, Internet Protocol relay services and/or video relay services (the "Business") and Verizon agrees to not compete in the provision of such services in the U.S. for two years. The assets being transferred or licensed include certain intellectual property that is used in the Business, all data related to end user customers, certain equipment used by the Business as well as promotional and advertising materials, the leases to two call centers, $6.0 million dollars in working capital and contracts to provide intrastate relay services in California, Tennessee and Washington, D.C. GoAmerica, Inc. is guaranteeing the performance of Acquisition 1 Corp.

      The consideration for the transaction is approximately $50 million, with a potential earn-out of up to an additional $8 million. The purchase price is structured to include a $1 million deposit, which was paid at signing, with approximately $49 million paid upon closing. Closing will occur only after stockholder approval of GoAmerica's acquisition of the Business, and regulatory approvals in California, Tennessee and the District of Columbia, have been obtained.

      The earn-out calculates the number of IP relay conversation minutes originated over the first full six months after closing from customers using AOL Instant Messenger ("AIM") service. Verizon will be entitled to additional consideration based upon the percentage of targeted AIM minutes that are achieved, with 12,207,834 being the target. The percentages and amount of earn-out (in millions of dollars) are as follows: 75-79% ($1); 80-84% ($2); 85-89% ($5); 90-94% ($7); 95-100% ($8). GoAmerica is not assuming any pre-closing liabilities under the Asset Purchase Agreement. Verizon is indemnifying GoAmerica for up to $5 million in the event of losses arising from breaches of its representations and warranties, subject to a "basket" of $1 million. The Asset Purchase Agreement terminates on December 31, 2007, provided, however, that if the only reason the closing has not occurred by such date is that the required regulatory approvals have not been obtained, then GoAmerica has the option of extending the agreement to March 31, 2008.

      The Asset Purchase Agreement provides for certain additional business conduct arrangements between Verizon and GoAmerica. Under a Facilities Use Agreement, which will be signed at the closing of the Asset Purchase Agreement, GoAmerica will have a license to locate approximately 50 employees in 17 Verizon business offices for a period of three months after closing. This agreement is for the purpose of facilitating the transition of the relay business from Verizon to GoAmerica. Under a Transition Services Agreement, also to be signed at the closing, Verizon is required to provide certain telecommunications network, call center, finance and accounting, human resources and related support services to GoAmerica for a period of at least nine months after closing for the purposes of facilitating the transition of the relay business from Verizon to GoAmerica. Thereafter, to the extent GoAmerica desires network or other services from Verizon, the parties will negotiate for such on commercially reasonable terms.

      Agreement with Stellar Nordia:

      Acquisition 1 Corp. also entered into a Managed Services Agreement, dated August 1, 2007 (the "MSA"), with Stellar Nordia Services LLC, pursuant to which Stellar Nordia will be assuming facilities, employee and operational responsibilities for the two primary call centers associated with the Business. Stellar Nordia has been serving as a call center contractor for GoAmerica's text relay services since 2005.

      The MSA provides that after Acquisition 1 Corp. acquires the Business, Stellar Nordia is to provide inbound call relay services to GoAmerica utilizing Stellar Nordia's proprietary platform and software for the newly acquired traffic from Verizon and for the existing GoAmerica text traffic. In addition, pursuant to a related agreement, Stellar Nordia will agree to assume and operate call centers being acquired under the Asset Purchase Agreement servicing the current (pre-acquisition) Verizon traffic.

      The MSA provides that Stellar Nordia will undertake capital expenditures and hiring in preparation for Acquisition 1 Corp.'s acquisition of the Business such that Stellar Nordia will be in a position to service the existing Verizon traffic upon the closing. The MSA also provides for certain fees payable to Stellar Nordia upon the acquiror's early termination of such agreement. GoAmerica, Inc. will fully and unconditionally guarantee the MSA and such agreement will replace GoAmerica's existing agreement with Nordia Inc. upon the closing of the acquisition of the Business.

      Transaction Financing and Further Contingent Capital Commitments:

      The transaction with Verizon will be financed through $35 million of committed equity financing and $30 million of committed senior debt financing, funded in each case by Clearlake Capital Group, L.P.

      GoAmerica and one of the Clearlake funds ("Clearlake") executed a stock purchase agreement, dated as of August 1, 2007 (the "First Stock Purchase Agreement"), pursuant to which Clearlake purchased 290,135 shares of a newly created Series A Preferred Stock of GoAmerica, at a price of $5.17 per share. In addition, GoAmerica and Clearlake executed a second stock purchase agreement, dated as of August 1, 2007 (the "Second Stock Purchase Agreement"), pursuant to which Clearlake agreed to purchase an additional 6,479,691 shares of Series A Preferred Stock at a price of $5.17 per share, subject to the satisfaction of certain conditions, upon the closing of the Asset Purchase Agreement, plus up to an additional 2,901,354 shares as described below under "Time-Specific Commitment". GoAmerica and Clearlake also executed an investor rights agreement, dated August 1, 2007 (the "Investor Rights Agreement"), pursuant to which

GoAmerica granted Clearlake certain registration and other rights. Consummation of the issuance of 6,479,691 shares is expected to result in a change of control of GoAmerica.

      GoAmerica entered into a Credit Agreement, dated as of August 1, 2007 (the "Credit Agreement"), with the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent, pursuant to which GoAmerica received a $1.0 million bridge loan, which may be increased to up to $3.5 million. Interest on the loan is payable monthly, at the LIBO rate, plus 8%. Interest is payable in cash, except that a portion of the interest equal to 4% will be payable in kind in the form of additional loans. The loan will be repaid upon the closing of the Asset Purchase Agreement, and in any event not later than August 2, 2008. The loan is secured by substantially all of the assets of GoAmerica and its principal subsidiaries and the stock of such principal subsidiaries.

      GoAmerica and Clearlake Capital Group, L.P., executed a commitment letter, dated August 1, 2007 (the "First Lien Commitment Letter"), pursuant to which Clearlake committed to loan GoAmerica $30 million of senior debt to finance the purchase of the Business from Verizon, for the repayment of expenses and working capital purposes and for the repayment of certain of the Company's existing secured debt. The loan, which will close upon the closing of the Asset Purchase Agreement, will bear interest at the rate of LIBOR plus 700 basis points per annum, payable quarterly in arrears. The loan will be secured by the equity interests of GoAmerica's material subsidiaries and by substantially all of the assets of GoAmerica and such subsidiaries. Go America's material subsidiaries will guarantee the repayment of the loan.

      Time-Specific Commitment:

      In addition to the $65 million in committed capital for the Verizon transaction, Clearlake has committed to fund up to an additional $55 million for investments or acquisitions if requested by GoAmerica's board of directors and further approved by Clearlake by September 14, 2007. If such funding is drawn down, $15 million could be contributed in exchange for an additional 2,901,354 shares of Series A Preferred Stock at a price of $5.17 per share, pursuant to the Second Stock Purchase Agreement, and $40 million could take the form of additional senior borrowings pursuant to a commitment letter, dated August 1, 2007 (the "Second Lien Commitment Letter") between GoAmerica and Clearlake. If the Company has not completed negotiations for any follow-on transactions by September 14, 2007, the commitment of up to an additional $55 million will expire. The expiration of this commitment would not affect the $65 million in committed funds for the Verizon transaction.

      The issuances of Series A Preferred Stock, other than the issuance of 290,135 shares made concurrently with the execution of the Asset Purchase Agreement with Verizon, are subject to approval by GoAmerica's stockholders.

      Board Representation:

      In connection with the execution of the agreements described above, GoAmerica has expanded its board of directors and added Behdad Eghbali, one of the founding principals of Clearlake Capital Group, to the board. See Item 5.02 of this Current Report on Form 8-K. Clearlake will designate two additional members to GoAmerica's board of directors upon the closing of the Verizon transaction. Concurrent with Mr. Eghbali's election, the Company agreed to provide Mr. Eghbali with an indemnification agreement comparable to the indemnification agreements furnished to other members of the Board of Directors of GoAmerica.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01 above.

Item 3.02 Unregistered Sale of Equity Securities.

      See Item 1.01 for a description of the First Stock Purchase Agreement, pursuant to which GoAmerica issued 290,135 shares of Series A Preferred Stock to Clearlake at a price of $5.17 per share. The shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. GoAmerica relied on various representations of Clearlake concerning Clearlake's investment intent and sophistication in agreeing to issue the shares. Clearlake received certain registration and other rights with respect to the shares as described in the Investor Rights Agreement.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      In connection with various agreements entered in to by Clearlake Capital Group. L.P. and GoAmerica, Behdad Eghbali, one of Clearlake's founding principals, was appointed to GoAmerica's board of directors, effective August 2, 2007. Clearlake Capital Group is a private investment firm integrating private equity, leveraged finance and special situations in both private and public market opportunities. See Item 1.01 for a description of the agreements entered into by GoAmerica and Clearlake.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

      Pursuant to the terms of the First Stock Purchase Agreement, the Board of Directors of GoAmerica authorized the filing of a Certificate of Designations authorizing the issuance of 290,135 shares of Series A Preferred Stock. The shares of Series A Preferred Stock will accrue cumulative cash dividends at the rate of 8% per annum, compounded quarterly from the date of first issuance. Holders of Series A Preferred Stock will also be entitled to receive, during each fiscal year, an amount (if greater than zero) equal to (i) the dividends payable on shares of Common Stock, if any, during such fiscal year (as if the shares of Series A Preferred Stock had been converted into Common

Stock) minus (ii) the amount of the cumulative dividends that have been paid or accrued during that fiscal year. Payment of dividends on the Series A Preferred Stock will be paid in preference to any dividend on the Common Stock.

      The holders of Series A Preferred Stock would receive on liquidation an amount equal to $5.17 per share plus accrued but unpaid dividends.

      The Series A Preferred Stock is convertible into Common Stock at an initial per share Conversion Price of $5.17, subject to adjustment.

      GoAmerica may redeem the Series A Preferred Stock at any time on or after the fifth anniversary of the initial issuance date, in whole or in part, for a cash payment of $5.17 per share, plus accrued and unpaid dividends. On or after the fifth anniversary of the initial issuance date, the holders of the Series A Preferred Stock will be entitled to require GoAmerica to redeem the Preferred Stock.

      Pursuant to the First Stock Purchase Agreement, Clearlake is entitled to designate one member to GoAmerica's board of directors. Upon the closing of the Second Stock Purchase Agreement, Clearlake will be entitled to designate another two members to the board.

      Holders of the Series A Preferred Stock have demand and piggyback registration rights, as described in the Investor Rights Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

      The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 3.1       GoAmerica,   Inc.'s  Restated  Certificate  of  Incorporation,
                  including the Certificate of Designations for the Series A Preferred Stock

Exhibit 10.1 Asset Purchase Agreement, dated as of August 1, 2007, between Acquisition 1 Corp. and MCI Communications Services, Inc.

Exhibit 10.2 Managed Services Agreement, dated August 1, 2007, between Acquisition 1 Corp. and Stellar Nordia Services LLC

Exhibit 10.3 Stock Purchase Agreement, dated as of August 1, 2007, between GoAmerica, Inc. and the Investors named therein, for 290,135 shares of Series A Preferred Stock

Exhibit 10.4 Stock Purchase Agreement, dated as of August 1, 2007, between GoAmerica, Inc. and the Investors named therein, for up to 9,381,045 shares of Series A Preferred Stock

Exhibit 10.5 Credit Agreement, dated as of August 1, 2007, among GoAmerica, Inc., the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent

Exhibit 10.6 Investor Rights Agreement, dated as of August 1, 2007, between GoAmerica, Inc. and the other parties named therein

Exhibit 10.7 Guarantee and Collateral Agreement, dated as of August 1, 2007, among GoAmerica, Inc., certain Subsidiaries of the Borrower and Clearlake Capital Group, L.P., as Collateral Agent

Exhibit 10.8 Guarantee, dated as of August 1, 2007, by GoAmerica, Inc. in favor of MCI Communications Services, Inc.

Exhibit 10.9 Guarantee, dated as of August 1, 2007, by GoAmerica, Inc. in favor of Stellar Nordia Services LLC

Exhibit 99.1 First Lien Commitment Letter, dated August 1, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

Exhibit 99.2 Second Lien Commitment Letter, dated August 1, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GOAMERICA, INC.

                                            By: /s/ Wayne D. Smith
                                              ----------------------------------
                                              Wayne D. Smith
                                              Executive Vice President, General
                                              Counsel and Secretary

Dated: August 7, 2007

                                  Exhibit Index

The following exhibits are filed with this Current Report on Form 8-K:

           Exhibit No.                                        Description

Exhibit 3.1       GoAmerica,   Inc.'s  Restated  Certificate  of  Incorporation,
                  including   Certificate  of  Designations  for  the  Series  A
                  Preferred Stock

Exhibit 10.1 Asset Purchase Agreement, dated as of August 1, 2007, between Acquisition 1 Corp. and MCI Communications Services, Inc.

Exhibit 10.2 Managed Services Agreement, dated August 1, 2007, between Acquisition 1 Corp. and Stellar Nordia Services LLC

Exhibit 10.3 Stock Purchase Agreement, dated as of August 1, 2007, between GoAmerica, Inc. and the Investors named therein, for 290,135 shares of Series A Preferred Stock

Exhibit 10.4 Stock Purchase Agreement, dated as of August 1, 2007, between GoAmerica, Inc. and the Investors named therein, for up to 9,381,045 shares of Series A Preferred Stock

Exhibit 10.5 Credit Agreement, dated as of August 1, 2007, among GoAmerica, Inc., the Lenders named therein and Clearlake Capital Group, L.P., as Administrative Agent and Collateral Agent

Exhibit 10.6 Investor Rights Agreement, dated as of August 1, 2007, between GoAmerica, Inc. and the other parties named therein Exhibit
                  10.7 Guarantee and Collateral Agreement, dated as of August 1, 2007, among GoAmerica, Inc., certain Subsidiaries of the Borrower and Clearlake Capital Group, L.P., as Collateral Agent

Exhibit 10.8 Guarantee, dated as of August 1, 2007, by GoAmerica, Inc. in favor of MCI Communications Services, Inc.

Exhibit 10.9 Guarantee, dated as of August 1, 2007, by GoAmerica, Inc. in favor of Stellar Nordia Services LLC

Exhibit 99.1 First Lien Commitment Letter, dated August 1, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.

Exhibit 99.2 First Lien Commitment Letter, dated August 1, 2007, between GoAmerica, Inc. and Clearlake Capital Group, L.P.